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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       FEBRUARY 10, 1997



                     TRAVELERS/AETNA PROPERTY CASUALTY CORP.
             (Exact name of registrant as specified in its charter)


    DELAWARE                      1-14328                        06-1445591
 (State or other           (Commission File Number)             (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)




ONE TOWER SQUARE, HARTFORD, CONNECTICUT                                 06183
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:       (860) 277-0111



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                     TRAVELERS/AETNA PROPERTY CASUALTY CORP.
                           CURRENT REPORT ON FORM 8-K


ITEM 5.     OTHER EVENTS

Travelers/Aetna Property Casualty Corp. (the "Registrant") is filing this Current Report on Form 8-K to provide certain additional financial information of the Registrant as of December 31, 1996, which information is also being disclosed to members of the research analyst community.


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CONSOLIDATED BALANCE SHEET              Travelers/Aetna Property Casualty Corp.

(in millions, except shares)

                                                                  DEC. 31, 1996
                                                                  --------------
ASSETS
  Fixed maturities, available for sale at fair value
   (cost, $24,052.3)                                                 $  24,445.9
  Equity securities, at fair value (cost, $756.0)                          778.6
  Mortgage loans                                                         1,005.6
  Real estate held for sale                                                156.7
  Short-term securities                                                  2,311.3
  Other investments                                                        666.2
                                                                     -----------
    Total investments                                                   29,364.3
                                                                     -----------
  Cash                                                                     106.0
  Investment income accrued                                                381.1
  Premium balances receivable                                            2,976.0
  Reinsurance recoverables                                               9,714.3
  Deferred acquisition costs                                               426.4
  Deferred federal income taxes                                          1,583.2
  Contractholder receivables                                             1,828.2
  Other assets                                                           3,399.6
                                                                     -----------
    TOTAL ASSETS                                                     $  49,779.1
                                                                     ===========

LIABILITIES
  Claims and claim adjustment expense reserves                       $  31,176.7
  Unearned premium reserves                                              3,554.3
  Contractholder payables                                                1,828.2
  Commercial paper                                                          25.0
  Long-term debt                                                         1,249.3
  Other liabilities                                                      4,565.8
                                                                     -----------
    TOTAL LIABILITIES                                                   42,399.3
                                                                     -----------

  TAP -  Obligated Mandatorily Redeemable
     Preferred Securities of Subsidiary Trusts holding
     solely Junior Subordinated Debt Securities of TAP                     900.0

STOCKHOLDERS' EQUITY
Common Stock:
  Class A, $.01 par value, 700 million shares authorized,
    71,979,829 shares issued                                                 0.7
  Class B, $.01 par value, 700 million shares authorized,
    328,020,170 shares issued and outstanding                                3.3
  Additional paid-in capital                                             5,455.0
  Retained earnings                                                        749.2
  Treasury stock, at cost (shares, 406,860)                                (12.9)
  Unrealized gain on investment securities, net of tax                     284.5
                                                                     -----------
    TOTAL STOCKHOLDERS' EQUITY                                           6,479.8
                                                                     -----------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $  49,779.1
                                                                     ===========


Note: Financial data for the Aetna Casualty and Surety Company and The Standard Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).

This report is for information purposes only. It should be read in conjunction with documents filed by Travelers/Aetna Property Casualty Corp. with the Securities and Exchange Commission, including the registration statement on Form S-1 filed April 22, 1996 and the most recent Quarterly Reports on Form 10-Q.
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
---------------------------------------------------------------------------------------------------------------
SELECTED FIXED-INCOME INVESTMENT DATA                                   Travelers/Aetna Property Casualty Corp.


(In millions)
---------------------------------------------------------------------------------------------------------------


At December 31, 1996                                          Amount
------------------------------------------------------------------------------
FIXED-INCOME PORTFOLIO (at carrying value)

Fixed-Income investments
   Available for sale, at market:
   Mortgage-backed securities - principally obligations
     of U.S. Government agencies                                $ 4,527.2
   U.S. Treasury securities and obligations of U.S.
     Government corporation and agencies                          2,450.6
   Corporates (including redeemable preferreds)                  11,653.4
   Obligations of states and political subdivisions               5,218.8
   Debt securities issued by foreign governments                    595.9
------------------------------------------------------------------------------
        Total fixed-income investments                          $24,445.9
---------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
FIXED-INCOME INVESTMENTS
QUALITY CHARACTERISTICS*

---------------------------------------------------------------------------------------------------------------
At December 31, 1996                                          Amount                   % of Total
-------------------------------------------------------------------------------------------------
Quality Ratings
   Aaa                                                          $10,531.7                    43.1%
   Aa                                                             3,867.9                    15.8
   A                                                              6,306.3                    25.8
   Baa                                                            3,141.5                    12.9
-------------------------------------------------------------------------------------------------
        Total investment grade                                   23,847.4                    97.6
-------------------------------------------------------------------------------------------------
   Ba                                                               454.2                     1.8
   B                                                                120.1                     0.5
   Caa and lower                                                     24.2                     0.1
-------------------------------------------------------------------------------------------------
        Total below investment grade                                598.5                     2.4
-------------------------------------------------------------------------------------------------
Total fixed-income investments                                  $24,445.9                   100.0%
-------------------------------------------------------------------------------------------------
Average weighted quality                                              AA3
-------------------------------------------------------------------------------------------------
Average duration of fixed maturities and short-term securities        5.3 years
---------------------------------------------------------------------------------------------------------------

* Rated using external rating agencies, or by TAP's internal analysts when a public rating does not exist. Below investment grade assets refer to securities rated "Ba1" or below.

Note: Financial data for The Aetna Casualty and Surety Company and The Standard
      Fire Insurance Company (Aetna P&C) is included from the date of acquisition (April 2, 1996).
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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 10, 1997

                                         Travelers/Aetna Property Casualty Corp.



                                         By:   /s/ William P. Hannon
                                            ---------------------------------
                                               William P. Hannon
                                               Chief Financial Officer


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